UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: January 12, 2004
Date of Earliest Event Reported: Not Applicable

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission file number)	13-2641992 (IRS Employer Identification No.)

4500 PARK GRANADA, CALABASAS CA (Address of principal executive offices)	91302 (Zip Code)

Registrant's telephone number, including area code: (818) 225-3000

ITEM 12.      RESULTS OF OPERATION AND FINANCIAL CONDITION

     On January 12, 2004, Countrywide Financial Corporation issued a press release announcing information regarding its operational statistics for the month ended December 31, 2003 and full-year operational data.

      A copy of the press release is attached as an Exhibit. (Exhibit 99.2)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: January 12, 2004	COUNTRYWIDE FINANCIAL CORPORATION

By: /S/ STANFORD L. KURLAND Stanford L. Kurland President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.2	Press Release issued by Countrywide Financial Corporation pertaining to its results of operational statistics for the month ended December 31, 2003 and full-year operational data.

Exhibit 99.2

NEWS	COUNTRYWIDE FINANCIAL

For Immediate Release	CONTACT:	David Bigelow Lisa Riordan (818) 225-3550

COUNTRYWIDE REPORTS DECEMBER AND FULL-YEAR OPERATIONAL DATA

-- Annual Production Sets a New Record of $435 Billion --
-- Servicing Portfolio Reaches a New High of $645 Billion --
-- 2003 EPS Guidance Tightened to a Range of $12.30 to $12.45 (post split) --
-- 2004 EPS Guidance of $9 to $12 (post split) Reaffirmed --

CALABASAS, CA (January 12, 2004) - Countrywide Financial Corporation (NYSE: CFC), a diversified financial services provider, released operational data for the period ended December 31, 2003. Operational highlights for December included the following:

o	Monthly purchase fundings of $12 billion grew 23 percent over the prior month and 38 percent over the prior year. Purchase fundings accounted for 48 percent of total monthly funding volume. Fourth quarter purchase volume was $34 billion, an increase of 33 percent over the fourth quarter of 2002. Full-year purchase activity reached $130 billion, up 50 percent over the purchase volume record set in calendar 2002.

o	Demand for less interest-rate sensitive products – adjustable-rate, home equity and subprime loans –continued to be robust.

o	Adjustable-rate loan production of $10 billion was 14 percent greater than the prior month, and accounted for 38 percent of total production. Fourth quarter volume of $29 billion drove full-year adjustable-rate fundings to $92 billion, two and one-half times greater than the $36 billion produced in all of calendar 2002.

o	Home equity volume reached a record $1.8 billion during the month, an increase of 11 percent over the prior month, and drove quarterly volume to a record $5.2 billion. Annual home equity production reached $18 billion, an increase of 55 percent over full-year 2002 results.

o	Subprime fundings rose by 11 percent over the previous month to $2.3 billion and marked the second highest monthly funding level. Record quarterly volume of $6.7 billion drove full-year fundings to $20 billion, which far exceeded 2002‘s record volume of $9.4 billion.

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2-2-2

o	Total loan fundings for the month reached $25 billion, up 13 percent over the prior month, driven by a longer, 22 working-day month. Fourth quarter production volume reached $76 billion, driving full-year fundings to an all-time high of $435 billion, a rise of 73 percent over the prior record of $252 billion set in calendar 2002.

o	As expected, with mortgage rates increasing during the quarter, average daily application volume declined and was $1.3 billion in December. Similarly, the mortgage pipeline also decreased to $33 billion.

o	The servicing portfolio climbed to a new high of $645 billion, a gain of $192 billion over the portfolio at December 31, 2002.

o	Securities trading volume at Countrywide Securities Corporation, a registered broker-dealer, reached $179 billion during December, bringing fourth quarter volume to $584 billion. For the full-year, securities trading volume reached an all-time high of $2.9 trillion, an increase of 43 percent over the record level set in 2002.

o	Total assets at Countrywide Bank grew to $19 billion, an increase of 9 percent over the prior month, and are 278 percent greater than the asset base at December 2002.

o	Monthly net earned premiums at the Insurance carriers -- Balboa Life & Casualty and Balboa Reinsurance – of $64 million, brought fourth quarter volume to a new record high of $201 million. As a result, full-year net earned premiums reached $732 million, a rise of 30 percent over the record $562 million set in calendar 2002.

o	Sub-servicing volume at Global Home Loans grew to $106 billion, advancing 15 percent from the portfolio at December 31, 2002.

“The fourth quarter brought to a close a record year for Countrywide,” said Stanford L. Kurland, President and Chief Operating Officer. “As anticipated, refinance activity declined during the quarter due to higher mortgage rates. Accordingly, our strategic efforts aimed at the purchase market and less interest-rate sensitive products were successful. Our 7,000-strong production sales force fueled our robust purchase production of $34 billion this quarter -- the Company’s second highest quarterly purchase volume on record. Other noteworthy achievements for the fourth quarter included our 145 percent increase in adjustable-rate loan fundings over the fourth quarter of 2002, and record levels of subprime and home equity production. We continue to add new products to our line of less-interest rate sensitive loan programs, which make home-buying more affordable in a rising-rate environment.

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3-3-3

“During the year, Countrywide set new records and enjoyed substantial market share growth in both loan originations and servicing,” Kurland continued. “Driven by anticipatory planning and an intense focus on operational efficiency in today’s environment, we are diligently executing upon our post-refinance boom preparedness strategy. Successful management of the macro-hedge has delivered extraordinary operational and financial results for the Company.

“Calendar 2003 was by any measure a spectacular year for Countrywide,” Kurland concluded. “Funding volume for the year was a record $435 billion; our servicing portfolio reached $645 billion, an increase of almost $200 billion over last year; the Bank’s balance sheet now stands at over $19 billion; Capital Markets trading volume was nearly $3 trillion; and net premiums earned for our insurance operations were over $730 million.

“Management previously provided earnings guidance for the year of $12 to $13.50 per diluted share ($16 to $18 before the effect of the recently completed 4-for-3 stock split). Fourth quarter earnings will be reported on January 27, 2004, at which time management will discuss earnings for the year in more detail. Based on information now available, management is tightening this range and now expects 2003 earnings per diluted share will fall within a range of $12.30 to $12.45 ($16.40 to $16.60 on a pre-split basis). The level of MSR impairment or impairment recovery is dependent upon interest rate levels at period end. The interest rate levels for the end of the fourth quarter are now known, allowing for the determination of MSR impairment recovery, which is the primary factor enabling the narrowing of Countrywide’s 2003 earnings guidance. For 2004, management is again reaffirming its guidance of $9 to $12 per diluted share ($12 to $16 on a pre-split basis).”

Founded in 1969, Countrywide Financial Corporation is a member of the S&P 500, Forbes 500 and Fortune 500. Through its family of companies, Countrywide provides mortgage banking and diversified financial services in domestic and international markets. Mortgage banking businesses include loan production and servicing principally through Countrywide Home Loans, Inc., which originates, purchases, securitizes, sells, and services primarily prime-quality loans. Also included in Countrywide’s mortgage banking segment is the LandSafe group of companies that provide loan closing services. Diversified financial services encompass capital markets, banking, insurance, and global, largely through the activities of Countrywide Capital Markets, a mortgage-related investment banker; Countrywide Bank, a division of Treasury Bank, NA, a banking entity offering customers CDs, money market accounts, and home loan products; Balboa Life and Casualty Group, whose companies are national providers of property, liability, and life insurance; Balboa Reinsurance, a captive mortgage reinsurance company; and Global Home Loans, a European mortgage banking joint venture in which Countrywide holds a majority interest. For more information about the Company, visit Countrywide’s website at www.countrywide.com.

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4-4-4

This Press Release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections, and assumptions with respect to future operations, as well as business plans and strategies that are subject to change. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: competitive and general economic conditions in each of our business segments; general economic conditions in the United States and abroad; loss of investment grade rating that may result in an increase in the cost of debt or loss of access to corporate debt markets; reduction in government support of homeownership; the level and volatility of interest rates; the legal, regulatory and legislative environments in the markets in which the Company operates; and other risks detailed in documents filed by the Company with the Securities and Exchange Commission from time to time. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

(tables follow)

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                       December            December
                                                         2003                2002            Year-to-Date
                                                  ------------------- ------------------- --------------------

MORTGAGE BANKING
----------------
Production
Average Daily Loan Applications                            $1,339              $1,870                  $2,180
Total Mortgage Loan Pipeline (loans in process)           $32,969             $49,121

Consumer Markets Divisions' Fundings                       $7,670              $8,190                $112,151
Wholesale Lending Division Fundings                         4,902               8,351                  91,211
Correspondent Lending Division Fundings                     9,390              17,613                 194,948
Capital Markets Fundings                                    1,489                 903                  22,200
Treasury Bank Fundings (2)                                  1,698                 176                  14,354
                                                  ---------------- -- ----------------    --------------------
Total Loan Fundings                                       $25,149             $35,233                $434,864

Consumer Markets Divisions' Units                          61,031              66,127                 875,602
Wholesale Lending Division Units                           29,638              54,037                 537,463
Correspondent Lending Division Units                       57,079             106,597               1,172,459
Capital Markets Units                                       6,357               3,588                  80,660
Treasury Bank Units                                        16,861               4,479                 180,215
                                                  ---------------- -- ----------------    --------------------
Total Loan Units                                          170,966             234,828               2,846,399

Purchase Fundings (3)                                     $12,115              $8,757                $129,780
Non-purchase Fundings (3)                                 $13,034             $26,476                $305,084

Government Fundings                                        $1,343              $1,977                 $24,403
ARM Fundings                                               $9,679              $4,223                 $91,824
Home Equity Fundings                                       $1,805              $1,167                 $18,103
Subprime Fundings                                          $2,257              $1,169                 $19,827

Loan Closing Services (units)
Credit Reports                                            405,336             385,059               6,536,164
Flood Determinations                                      172,325             221,390               3,084,427
Appraisals                                                 47,004              51,813                 681,460
Automated Property Valuation Services                     319,220             202,529               3,967,724
Other                                                      12,096              14,094                 143,984
                                                  ---------------- -- ----------------    --------------------
Total Units                                               955,981             874,885              14,413,759

Servicing (4)
Volume                                                   $644,855            $452,405
Units                                                   5,080,621           3,970,896
Subservicing Volume (5)                                   $14,404             $11,138
Subservicing Units                                        159,357             144,129
Prepayments in Full                                       $11,845             $16,788                $232,682
Bulk Servicing Acquisitions                                $1,054                $102                  $6,943
Portfolio Delinquency (%) - CHL (6)                         3.91%               4.62%
Foreclosures Pending (%) - CHL (6)                          0.43%               0.55%

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                              December            December
                                                2003                2002           Year-to-Date
                                         ------------------- ------------------- ------------------

INSURANCE
---------
Net Premiums Earned
Carrier                                              $52                 $49                  $604
Reinsurance                                          $12                  $8                  $128

CAPITAL MARKETS
---------------
Securities Trading Volume (7)                   $179,390            $178,588            $2,858,714

BANKING
-------
Assets held by Treasury Bank (billions)            $19.3                $5.1

Global Home Loans
-----------------
GHL Subservicing Volume (billions)                  $106                 $92

Working Days                                          22                  21                   253
(1)	The above data reflect current operating statistics and do not constitute all factors impacting the quarterly and annual financial results of the company. All figures are unaudited and monthly figures may be adjusted in the reported financial statements of the company. Such financial statements are provided by the company quarterly. The company makes no commitment to update this information for changes in circumstances or events which occur subsequent to the date of this release.
(2)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(3)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.
(4)	Includes warehouse loans and loans under subservicing agreements for other clients.
(5)	Subservicing volume for other clients.
(6)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(7)	Includes trades with mortgage banking division.

Countrywide Financial Corporation and Subsidiaries
Rolling Thirteen Months Statistical Data
($ in millions)

                                                                                                                                                                                      YTD
                                             Dec-02    Jan-03   Feb-03    Mar-03     Apr-03     May-03     Jun-03    Jul-03     Aug-03    Sep-03     Oct-03   Nov-03   Dec-03        Total
                                             ------    ------   ------    ------     ------     ------     ------    ------     ------    ------     ------   ------   ------        -----
MORTGAGE BANKING
----------------
    Loan Production
      Working Days                                21        21       19         21         22         21        21         22        21         21        23       19       22            253
      Average Daily Applications              $1,870    $2,001   $2,192     $2,687     $2,286     $3,190    $3,243     $2,529    $1,808     $1,858    $1,564   $1,479   $1,339         $2,180
      Mortgage Loan Pipeline
(loans-in-process)                           $49,121   $48,218  $49,347    $59,005    $56,516    $74,086   $82,490    $70,377   $53,576    $47,182   $42,650  $38,841  $32,969

      Consumer Markets Divisions' Fundings    $8,190    $7,284   $7,273     $8,971    $10,251     $9,486   $11,478    $12,911   $12,283     $9,392    $8,198   $6,954   $7,670       $112,151
      Wholesale Lending Division Fundings     $8,351    $7,508   $6,841     $8,896     $9,721     $8,481   $10,517    $10,531    $7,222     $5,632    $6,235   $4,725   $4,902        $91,211
      Correspondent Lending Division
Fundings                                     $17,613   $17,489  $15,203    $17,130    $19,644    $18,484   $22,749    $24,258   $17,870    $13,225   $10,908   $8,598   $9,390       $194,948
      Capital Markets Fundings                  $903    $1,120   $1,040     $1,914     $1,357     $1,897    $2,231     $2,884    $2,059     $3,066    $2,314     $829   $1,489        $22,200
      Treasury Bank Fundings (1)                $176      $274     $516       $944     $1,277     $1,174    $1,463     $1,255    $1,541     $1,802    $1,310   $1,100   $1,698        $14,354
                                             -------- --------- -------- ---------- ---------- ---------- --------- ---------- --------- ---------- --------- -------- --------    -----------
          Total Loan Fundings                $35,233   $33,675  $30,873    $37,855    $42,250    $39,522   $48,438    $51,839   $40,975    $33,117   $28,965  $22,206  $25,149       $434,864

      Consumer Markets Divisions' Units       66,127    60,131   59,843     70,953     78,832     73,732    84,939     94,839    92,465     74,566    67,213   57,058   61,031        875,602
      Wholesale Lending Division Units        54,037    46,678   41,799     51,942     56,288     49,106    59,244     58,930    42,036     34,660    38,255   28,887   29,638        537,463
      Correspondent Lending Division Units   106,597   107,833   93,820    103,387    118,535    112,650   133,345    139,360   104,396     81,376    67,709   52,969   57,079      1,172,459
      Capital Markets Units                    3,588     3,899    3,194      6,276      4,880      7,250     6,966     11,922     6,303      9,718     9,266    4,629    6,357         80,660
      Treasury Bank Units                      4,479     6,936   10,614     14,860     16,148     15,097    17,716     17,376    18,060     18,352    14,938   13,257   16,861        180,215
                                             -------- --------- -------- ---------- ---------- ---------- --------- ---------- --------- ---------- --------- -------- --------    -----------
          Total Loan Units                   234,828   225,477  209,270    247,418    274,683    257,835   302,210    322,427   263,260    218,672   197,381  156,800  170,966      2,846,399

      Purchase Fundings (2)                   $8,757    $7,766   $6,629     $9,513     $9,576    $10,183   $13,138    $13,352   $12,571    $12,719   $12,366   $9,852  $12,115       $129,780
      Non-purchase Fundings (2)              $26,476   $25,909  $24,244    $28,342    $32,674    $29,339   $35,300    $38,487   $28,404    $20,398   $16,599  $12,354  $13,034       $305,084

      Government Fundings                     $1,977    $1,683   $1,614     $1,984     $2,296     $2,251    $2,700     $2,790    $2,505     $2,093    $1,774   $1,370   $1,343        $24,403
      ARM Fundings                            $4,223    $3,976   $4,018     $5,839     $6,739     $6,369    $7,378     $8,580   $10,011    $10,072   $10,676   $8,487   $9,679        $91,824
      Home Equity Fundings                    $1,167    $1,106   $1,096     $1,280     $1,445     $1,375    $1,553     $1,694    $1,697     $1,680    $1,752   $1,620   $1,805        $18,103
      Subprime Fundings                       $1,169    $1,114     $901     $1,308     $1,208     $1,608    $1,440     $1,726    $1,654     $2,158    $2,424   $2,029   $2,257        $19,827

    Loan Closing Services (units):
      Credit Reports                         385,059   507,283  473,292    611,346    583,797    696,983   701,809    624,949   492,787    499,431   518,308  420,843  405,336      6,536,164
      Flood Determinations                   221,390   258,705  249,014    286,471    271,860    330,951   359,226    308,255   234,552    222,890   217,134  173,044  172,325      3,084,427
      Appraisals                              51,813    52,008   48,472     63,395     61,060     60,867    70,187     68,677    60,025     51,507    53,783   44,475   47,004        681,460
      Automated Property Valuation Services  202,529   164,795  177,317    324,231    331,797    412,313   397,954    416,691   349,978    358,983   399,559  314,886  319,220      3,967,724
      Other                                   14,094    12,302   11,856     13,096     12,494     12,275    11,541     12,791    12,566     11,769    11,457    9,741   12,096        143,984
                                             -------- --------- -------- ---------- ---------- ---------- --------- ---------- --------- ---------- --------- -------- --------    -----------
                                             874,885   995,093  959,951  1,298,539  1,261,008  1,513,389  1,540,717 1,431,363  1,149,908 1,144,580  1,200,241 962,989  955,981     14,413,759
(1)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(2)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.

Countrywide Financial Corporation and Subsidiaries
Rolling Thirteen Months Statistical Data
($ in millions)

                                                                                                                                                                        YTD
                                      Dec-02   Jan-03    Feb-03    Mar-03    Apr-03    May-03    Jun-03    Jul-03   Aug-03    Sep-03    Oct-03    Nov-03    Dec-03     Total
                                      ------   ------    ------    ------    ------    ------    ------    ------   ------    ------    ------    ------    ------     -----
MORTGAGE BANKING (continued)
----------------------------
    Servicing (3)
      Volume                         $452,405  $469,152 $484,193  $502,079  $519,872  $537,198  $559,124  $576,670  $591,905 $606,095  $621,000  $631,470  $644,855
      Units                          3,970,896 4,071,4134,164,020 4,265,322 4,369,450 4,467,789 4,587,387 4,678,947 4,760,1414,834,943 4,923,935 5,001,743 5,080,621

    Subservicing (4)
      Volume                          $11,138  $10,998   $11,040   $10,957   $11,464   $11,739   $11,518   $11,645  $11,483   $11,446   $11,921   $13,671   $14,404
      Units                           144,129  142,540   142,174   140,525   146,167   148,801   145,060   143,937  142,527   128,326   139,983   157,785   159,357

      Prepayments in Full             $16,788  $15,568   $15,896   $18,588   $23,689   $21,249   $24,069   $33,361  $25,236   $17,463   $14,315   $11,403   $11,845   $232,682

      Bulk Servicing Acquisitions        $102     $685      $713      $180      $386      $348      $321      $345     $341      $581    $1,845      $144    $1,054     $6,943

      Portfolio Delinquency - CHL
(5)                                     4.62%    4.24%     4.11%     3.77%     3.82%     3.82%     3.79%     3.78%    3.77%     3.81%     3.54%     3.90%     3.91%
      Foreclosures Pending - CHL
(5)                                     0.55%    0.55%     0.57%     0.53%     0.50%     0.49%     0.47%     0.46%    0.46%     0.45%     0.50%     0.43%     0.43%

INSURANCE
---------
  Net Premiums Earned
    Carrier                               $49      $51       $44       $48       $40       $50       $47       $54      $55       $50       $59       $54       $52       $604
    Reinsurance                            $8       $9        $9       $10       $10       $11       $10       $11      $11       $11       $11       $13       $12       $128

CAPITAL MARKETS
---------------
    Securities Trading Volume (6)    $178,588  $212,338 $186,263  $241,436  $238,706  $278,016  $295,132  $326,751  $255,513 $240,154  $208,429  $196,586  $179,390  $2,858,714

BANKING
-------
    Assets held by Treasury Bank
(billions)                               $5.1     $6.5      $7.3      $8.9     $10.1     $11.8     $13.1     $14.1    $15.1     $16.4     $17.1     $17.7     $19.3

Global Home Loans
-----------------
    GHL Subservicing Volume
(billions)                                $92      $96       $92       $91       $93       $97       $97       $95      $93       $98      $100      $103      $106

Workforce Head Count: (7)
    Loan Originations                  15,507   15,887    16,351    17,074    17,941    18,575    19,780    20,903   20,447    19,251    18,968    18,812    18,897
    Loan Servicing                      5,154    5,217     5,350     5,555     5,774     5,821     5,874     6,003    6,002     6,111     6,087     6,098     6,069
    Loan Closing Services               1,042    1,042     1,023     1,032     1,052     1,072     1,090     1,115    1,065       956       955       952       931
    Insurance                           1,625    1,699     1,682     1,694     1,713     1,740     1,738     1,819    1,851     1,904     1,882     1,856     1,823
    Capital Markets                       369      376       381       388       391       402       420       429      440       452       470       476       477
    Global Operations                   2,171    2,177     2,169     2,120     2,069     1,999     1,928     1,898    1,897     1,962     1,965     1,997     1,981
    Banking                               554      663       680       749       779       775       822       876      808       804       787       810       813
    Corporate Overhead & Other          2,850    2,812     2,844     2,927     2,990     3,038     3,126     3,270    3,238     3,309     3,282     3,282     3,307
                                     --------- -------- --------- --------- --------- --------- --------- --------- -------- --------- --------- --------- ---------
                                       29,272   29,873    30,480    31,539    32,709    33,422    34,778    36,313   35,748    34,749    34,396    34,283    34,298
                                     ========= ======== ========= ========= ========= ========= ========= ========= ======== ========= ========= ========= =========
(3)	Includes warehouse loans and loans under subservicing agreements for other clients.
(4)	Subservicing volume for other clients.
(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(6)	Includes trades with mortgage banking division.
(7)	Head Count includes full-time employees, contract, and temporary help.